                               POWERS OF ATTORNEY
                                 WITH RESPECT TO
                                  SCHEDULE 13D
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

                         ZENITH NATIONAL INSURANCE CORP.
                          COMMON STOCK, $1.00 PAR VALUE
                             CUSIP NUMBER 989390109

         Each person whose signature appears below constitutes and appoints each of Eric P. Salsberg, Bradley P. Martin and Paul Rivett as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Schedule 13D with respect to Zenith National Insurance Corp., Common Stock $1.00 Par Value, CUSIP Number 989390109, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                       V. PREM WATSA


                                       /s/  V. P. Watsa
                                       -----------------------------------------



                                       1109519 ONTARIO LIMITED


                                       By: /s/  V. P. Watsa
                                           -------------------------------------
                                           Name:  V. Prem Watsa
                                           Title: President



                                       THE SIXTY TWO INVESTMENT COMPANY LIMITED


                                       By: /s/  V. P. Watsa
                                           -------------------------------------
                                           Name:  V. Prem Watsa
                                           Title: President

                                       810679 ONTARIO LIMITED



                                       By: /s/  V. P. Watsa
                                           -------------------------------------
                                           Name:  V. Prem Watsa
                                           Title: President



                                       FAIRFAX FINANCIAL HOLDINGS LIMITED


                                       By: /s/  Eric P. Salsberg
                                           -------------------------------------
                                           Name:  Eric P. Salsberg
                                           Title: Vice President, Corporate
                                                  Affairs



                                       CRC (BERMUDA) REINSURANCE LIMITED


                                       By: /s/  Ronald Schokking
                                           -------------------------------------
                                           Name:  Ronald Schokking
                                           Title: Vice President



                                       FFHL GROUP LTD.


                                       By: /s/  Eric P. Salsberg
                                           -------------------------------------
                                           Name:  Eric P. Salsberg
                                           Title: Vice President



                                       FAIRFAX INC.


                                       By: /s/  Eric P. Salsberg
                                           -------------------------------------
                                           Name:  Eric P. Salsberg
                                           Title: Vice President

                                       TIG HOLDINGS, INC.


                                       By: /s/  V. P. Watsa
                                           -------------------------------------
                                           Name:  V. Prem Watsa
                                           Title: Chairman

                                       By: /s/  Michael J. Sluka
                                           -------------------------------------
                                           Name:  Michael J. Sluka
                                           Title: Senior Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer

                                       TIG INSURANCE GROUP INC.


                                       By: /s/  Michael J. Sluka
                                           -------------------------------------
                                           Name:  Michael J. Sluka
                                           Title: Senior Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer

                                       TIG INSURANCE COMPANY


                                       By: /s/  Richard F. Coerver IV
                                           -------------------------------------
                                           Name:  Richard F. Coerver IV
                                           Title: Vice President



                                       ODYSSEY RE HOLDINGS CORP.


                                       By: /s/  Donald L. Smith
                                           -------------------------------------
                                           Name:  Donald L. Smith
                                           Title: Senior Vice President, General
                                                  Counsel and Corporate
                                                  Secretary



                                       ODYSSEY AMERICA REINSURANCE CORPORATION


                                       By: /s/  Donald L. Smith
                                           -------------------------------------
                                           Name:  Donald L. Smith
                                           Title: Senior Vice President

                                       CLEARWATER INSURANCE COMPANY


                                       By: /s/  Donald L. Smith
                                           -------------------------------------
                                           Name:  Donald L. Smith
                                           Title: Senior Vice President



                                       CRUM & FORSTER HOLDINGS CORP.


                                       By: /s/  Mary Jane Robertson
                                           -------------------------------------
                                           Name:  Mary Jane Robertson
                                           Title: Senior Executive Vice
                                                  President, Chief Financial
                                                  Officer & Treasurer



                                       CRUM & FORSTER HOLDING INC.


                                       By: /s/  Mary Jane Robertson
                                           -------------------------------------
                                           Name:  Mary Jane Robertson
                                           Title: Senior Executive Vice
                                                  President, & Treasurer



                                       UNITED STATES FIRE INSURANCE COMPANY


                                       By: /s/  Mary Jane Robertson
                                           -------------------------------------
                                           Name:  Mary Jane Robertson
                                           Title: Senior Executive Vice
                                                  President, Chief Financial
                                                  Officer & Treasurer

                                       THE NORTH RIVER INSURANCE COMPANY


                                       By: /s/  Mary Jane Robertson
                                           -------------------------------------
                                           Name:  Mary Jane Robertson
                                           Title: Senior Executive Vice
                                                  President, Chief Financial
                                                  Officer & Treasurer